UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2026

   First Community Corporation

(Exact name of registrant as specified in its charter)

   South Carolina

(State or other jurisdiction of incorporation)

000-28344	57-1010751
(Commission File Number)	(IRS Employer Identification No.)

5455 Sunset Blvd., Lexington, South Carolina	29072
(Address of principal executive offices)	(Zip Code)

   (803) 951-2265

(Registrant’s telephone number, including area code)

   Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $1.00 per share	FCCO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders (the “Annual Meeting”) of First Community Corporation (the “Corporation”) was held on May 20, 2026 at 11:00 a.m. at the Corporation’s principal executive office located at 5455 Sunset Blvd., Lexington, South Carolina 29072. Of the 9,366,626 shares of the Corporation’s common stock outstanding as of the record date of the Annual Meeting, there were present in person or by proxy 6,262,567 shares, representing approximately 66.86% of the total outstanding eligible votes. At the Annual Meeting, the shareholders of the Corporation: (1) elected two Class I members to the Corporation’s Board of Directors to serve a term expiring in 2028, five Class II members to the Corporation’s Board of Directors to serve a term expiring in 2029, and two Class III members to the Corporation’s Board of Directors to serve a term expiring in 2027; (2) approved an advisory resolution regarding the compensation of the Corporation’s named executive officers; and (3) ratified the appointment of Elliott Davis, LLC as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

The final results of voting on each of the matters submitted to a vote of shareholders during the Annual Meeting are as follows:

1.       To elect two Class I members of the Board of Directors to serve a two-year term expiring at the 2028 annual meeting of shareholders or until their respective successors are duly elected and qualified:

Class I:	For	Withheld	Broker Non-Vote
Thomas C. Brown	4,838,274	80,220	1,344,073
Roderick M. Todd, Jr.	4,605,324	313,170	1,344,073

To elect five Class II members of the Board of Directors to serve a three-year term expiring at the 2029 annual meeting of shareholders or until their respective successors are duly elected and qualified:

Class II:	For	Withheld	Broker Non-Vote
C. Jimmy Chao	4,802,479	116,015	1,344,073
Michael C. Crapps	4,883,793	34,701	1,344,073
Fred J. Deutsch	4,877,437	41,057	1,344,073
Jan H. Hollar	4,898,334	20,160	1,344,073
W. James Kitchens, Jr.	4,843,609	74,885	1,344,073

To elect two Class III members of the Board of Directors to serve a one-year term expiring at the 2027 annual meeting of shareholders or until their respective successors are duly elected and qualified:

Class III:	For	Withheld	Broker Non-Vote
Jonathan W. Been	4,903,842	14,652	1,344,073
J. Ted Nissen	4,869,941	48,553	1,344,073

The other directors that continued in office after the Annual Meeting are as follows:

Class I:	Class III:
Mickey E. Layden	Ray E. Jones
E. Leland Reynolds	Jane S. Sosebee
Alexander Snipe, Jr.

2.       A non-binding, advisory vote, to approve the compensation of the Corporation’s named executive officers (the “say-on-pay” vote):

For	Against	Abstain	Broker Non-Vote
4,834,058	71,049	13,387	1,344,073

3.       To ratify the appointment of Elliott Davis, LLC as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2026:

For	Against	Abstain	Broker Non-Vote
6,161,156	100,212	1,199	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Item	Exhibits
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY CORPORATION

By:	/s/ D. Shawn Jordan
Name:	D. Shawn Jordan
Title:	Chief Financial Officer

Dated: May 21, 2026